Exhibit 10.1

AMENDMENT 2013-1

NORDSTROM LEADERSHIP SEPARATION PLAN

The Nordstrom Leadership Separation Plan, as restated effective March 1, 2005 (the “Plan”), is hereby amended effective February 27, 2013, to reduce the maximum possible months of Cash Severance Benefits available under the Plan for certain leadership levels.

1. Article IV Plan Benefits is amended by deleting subsection A.1. Severance Benefit Amount and replacing it with the following to clarify that the Cash Severance Benefits available under the Plan are subject to certain minimum and maximum parameters as set forth in the Schedule of Benefits:

“A.	Cash Severance Benefits.

1.	Severance Benefit Amount. A Participant will receive the Cash Severance Benefits specified in the Schedule of Benefits, based on his or her designated Leadership Level, Years of Service and Annual Salary. Calculation of Cash Severance Benefits is subject to the minimum and maximum time periods set forth in the Schedule of Benefits for the Plan.”

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2. The Schedule of Benefits for the Plan is amended in its entirety as follows to reduce the maximum number of months that may be used to calculate Cash Severance Benefits for Business and Company leadership level employees who are Designated Leadership Employees:

NORDSTROM LEADERSHIP SEPARATION PLAN

Schedule of Benefits

As of February 27, 2013

Leadership Level	Years of Service Category	Cash Severance Benefits (per year of service)	Minimum – Maximum for Cash Severance Benefits	Period of Medical/ Dental Premium Assistance	Outplacement Services
Company and Business	All years	1 month	6 - 12 months	12 months	6 months
Core and Key	20 or more years	2 weeks	12 - 52 weeks	12 months	6 months

12 – 19 years
6 months
	6 – 11 years	1 ½ weeks			3 months
	0 – 5 years			3 months

LEADERSHIP SEPARATION PLAN

AMENDMENT 2013-1

Note:	COBRA-related benefit provided only if the Participant is not eligible for the Nordstrom Retiree Health Plan or if Participant elects not to participate in that plan.

Approved pursuant to proper authority this 5th day of March 2013.

NORDSTROM, INC.

By:	/s/ Delena M. Sunday
Its:	Executive Vice President,
Human Resources and Diversity Affairs

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LEADERSHIP SEPARATION PLAN

AMENDMENT 2013-1